                              SUBCONTRACT AGREEMENT

                                     Between

                            TEAM PACIFIC CORPORATION

                                       And

                         ADVANCED POWER TECHNOLOGY, INC.

                                January 26, 2000

                                       To

                                January 26, 2003

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

         This ASSEMBLY AGREEMENT (hereinafter referred to as "Agreement") is entered into the 26th day of January year 2000 by and between:

         ADVANCED POWER TECHNOLOGY, INC., a corporation duly organized and existing under the laws of the United States of America, having its principal place of business at 405 S.W. Columbia Street, Bend, Oregon 97702, USA (hereinafter referred to as "Customer") and

         TEAM PACIFIC CORPORATION, a company duly organized and existing under the laws of the Republic of the Philippines, having its principal place of business at Electronics Avenue. FTI Complex, Tagig, Metro Manila, Philippines (hereinafter referred to as "TEAM")

                                   WITNESSETH:

         WHEREAS, TEAM has previously assembled electronics devices for Customer and has the capacity to manufacture and test plastic and hermetic packages and install semiconductor devices provided by Customer in such packages at its facility in the Philippines; and

         WHEREAS, Customer desires to obtain a commitment from TEAM to make available for Customer a portion of TEAM's production capacity described above:

         NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree as follows;

AGREEMENT

1.0      DEFINITIONS

         1.1 "Electrically Sorted Dice" shall mean Customer's proprietary semiconductor devices.

         1.2 "Production Materials" shall mean materials, including electrically sorted dice, which Customer provides to TEAM.

         1.3      "Customer Forecasts" shall have the meaning set forth in
                  Section 3.1 below.

         1.4 "Finished Products shall mean the completed packages with electrically sorted dice installed, which TEAM agrees to assemble under this Agreement.

         1.5 "Year" shall mean a period of twelve months, and a year of this agreement shall be a period of twelve (12) months from the date of Agreement.

         1.6      "WIP" shall mean work in process.

2.0      MANUFACTURE AND ASSEMBLY AND TEST OF PACKAGES: MATERIALS

         2.1 TEAM shall manufacture packages pursuant to orders received from Customer and shall install electrically sorted dice in the packages pursuant to Customer's process specifications as set forth in Appendix I.

         2.2 TEAM agrees to provide all equipment, personnel, manufacturing space needed to assemble Customer's finished product in the monthly quantities set fort in Customer's monthly forecast. TEAM also guarantees enough office space for its Customer's representatives and storage space for all consigned materials for module assembly. TEAM agrees to provide the materials required for the assembly of the Finished Products other than electrically sorted dice and items mentioned in Appendix II and V.

         2.3 Customer shall supply TEAM with sufficient electrically sorted dice to allow TEAM to meet Customer's first month's firm commitment as provided for in Section 3.1.

         2.4 TEAM agrees to assemble Customers finished product in accordance with Customer's process specifications indicated in Appendix I of this Agreement. Customer will give TEAM sixty-(60) days written notice of any changes or modifications to those specifications if those changes affect Customer's devices. TEAM agrees that no changes can take place without Customer's expressed, written approval. TEAM agrees to furnish Customer a full copy of the specs in Appendix IV in the event of a change in revision.

         2.5 Customer agrees to give TEAM sixty-(60) day written notice if Customer requires any material change to TEAM's standard process specifications.

         2.6 Customer agrees to consign equipment in Appendix IV to TEAM and TEAM understands they are responsible for calibration and maintenance of this equipment. Customer maintains ownership of this equipment.

         2.7 Customer agrees to pay for the price of the Finished Products used for TEAM's Internal Reliability Monitors per Appendix
                  III. Customer will be copied on all reports.

3.0      CUSTOMER FORECASTS: ORDERS

         3.1 On or before the 15th day of each month, Customer will provide TEAM with a three-(3) month rolling forecast of all the production levels of TEAM (a "Customer Forecast"). The first month forecast shall be [ * ] firm commitment. The Customer Forecast for the second month shall be [ * ] firm and the third month shall be a good faith estimate of number of Finished Products to be assembled by TEAM.

         3.2 TEAM agrees to reserve sufficient production capacity for manufacturing packages and assembling Finished Products in accordance with Section 3.1 above. A [ * ] buffer capacity shall be reserved by TEAM in order to handle upward fluctuations of orders from customer.

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

         3.3 Nothing in this Agreement shall restrict or prohibit Customer from contracting with others for assembly services similar to those provided by TEAM under this Agreement, provided that TEAM shall be given priority with respect to volume covered by the Customer Forecast and provided further that TEAM maintains a leadership position with respect to price, delivery, quality, and customer service.

         3.4 TEAM agrees to provide customer WIP reports including scheduled ship dates twice per week and monthly yield summaries.

         3.5 Customer will use a blanket purchase order for and every six months.

         3.6 Subject to the terms set forth herein, TEAM shall provide Finished Products to Customer consistent with the releases as provided by the purchase order and supporting purchase order number.

4.0      PAYMENT AND PRICING

         4.1 Customer shall pay TEAM for assembly and test of Finished Products pursuant to invoices received by Customer within thirty (30) days from invoice date. All invoices shall be in U.S. Dollars and all payments shall be made to TEAM via telegraphic transfer.

         4.2 Customer shall pay TEAM for non-trade expense within 7 days from invoice date. Brokerage, releasing fee and shipping charges, office supplies and other advances made by TEAM in behalf of the Customer are classified as non-trade expenses.

         4.3 Subject to adjustment as provided in Section 4.4 below, prices shall be as set forth in the price schedule shown in Appendix II attached. All prices are quoted FOB, ex-TEAM's plant, Manila.

         4.4 If TEAM's direct material or labor or overhead costs related to TEAM's performance under this Agreement increase by more than [ * ] percent during the first year of this Agreement or by more than [ * ] percent during the succeeding years of this Agreement, for any reason whatsoever, TEAM may give customer written notice of a proposal price increase. TEAM shall endeavor to provide the justification for such price increase to the extent possible without disclosing the details of its cost structure. Customer shall thereafter within thirty (30) days of the date of TEAM's notice either; (a) notify TEAM that it accepts the price increase, in which case the increase shall be effective for all Finished Products delivered after the date of Customer's notice; or (b) notify TEAM of its acceptable new price. Both parties agree to exercise good faith and resolve on best effort basis any differences on the proposed price increase within sixty
                  (60) days.

         4.5 TEAM will 100% test products for DVSD, final test and UIS on testers supplied by Customer. TEAM and Customer recognize that additional testing currently performed by Customer may be off loaded to TEAM sometime in the future. Equipment consignment and test charges will be mutually agreed upon at a later

[ * ] = CONFIDENTIAL TREATMENT REQUESTED
                  date. TEAM will also conduct isolation tests on SOT227 using Customer's supplied isolation testers. All units, which pass through isolation and open short test, shall be charged to customer. All rejected units at isolation test are billable to the customer.

         4.6 TEAM shall credit the price paid by Customer for any Finished Products, which may not conform, to the specifications as defined in Appendix I, or to any future updates to the specifications duly approved by Customer.

5.0      SHIPMENTS

         5.1 Customer shall ship all Production Materials and Dice to TEAM's plant in Manila at Customer's expense.

         5.2 TEAM shall ship all Finished Products assembled three (3) times per week, unless otherwise mutually agreed upon on a case to case basis. TEAM shall insure and arrange for shipment of Finished Products by any reasonable method specified by Customer. Customer shall pay all charges for shipping, insurance and in land charges on Finished Products as well as shipback of Production Materials and Dice.

6.0      TAXES, PERMITS, APPROVALS

         6.1 TEAM shall have the sole responsibility to pay any and all import duties. taxes and other charges levied by government authorities in the Philippines upon, or in connection with, any transaction covered by this Agreement.

         6.2 TEAM shall have the sole responsibility to obtain all permits, licenses and approval from government authorities in the Philippines necessary for the performance of this Agreement to comply with any requirement to file this Agreement with any government authority in the Philippines.

         6.3 Upon Customer's request, TEAM shall promptly provide Customer with any and information and documentation as may by required for customs clearance into the United States or the Philippines.

7.0      COMPLIANCE WITH LAWS

         Each party shall comply with laws and regulations applicable to it in the performance of its obligations pursuant to this Agreement.

8.0      OWNERSHIP

         All electrically sorted dice, Production Materials provided by Customer and Finished Products shall be and all times remain the property of Customer. TEAM agrees that it will not place nor permit to stand any lien of other encumbrance against electrically sorted dice, Production Materials provided by Customer or Finished Products.

9.0      WARRANTY

         TEAM warrants that the products to be assembled, open/short, final tested (on some package types), isolation tested and shipped hereunder shall have been assembled, open/short tested, final tested (on some package types), isolation tested and shipped in conformity with specifications of both TEAM and Customer. TEAM shall have no obligation under any warranty set forth above in the event that:
         a. The Finished Products have failed as a result of catastrophe or fault or negligence of Customer or its Customers;
         b. The Finished Products have been modified by Customer or its Customers in a way which affects the performance of the Finished Product;
         c. The Finished Products have not been stored, maintained or used by Customer or its Customers in accordance with Customer's standard operating and/or maintenance instructions.
         TEAM makes no warranty of fitness for purpose in respect of the products assembled, open/short tested, isolation tested and shipped hereunder.

10.0     CONFIDENTIALITY

         TEAM and Customer agree, shall cause its employees, subcontractors, customers and agents, during the term of this Agreement and thereafter to keep confidential and not disclose to third parties or use, except as expressly authorized in writing by both parties or as required by legally constituted authority or in the course of performing it obligations hereunder, any confidential information covered by this Agreement. Confidential information shall include Customer's and TEAM's written specifications and all other information provided and identified by both parties as confidential or which TEAM or Customer has reason to know is treated by one party as confidential.

11.0     INDEMNIFICATION

         Each party shall defend and hold harmless the other party, its agents, employees and other representatives from and against and shall indemnify each such person for any liability, loss, costs expenses and damages to such person arising out of any act, neglect, default or omission of it or any agents, employees or other representatives in connection with this Agreement. The indemnifying party shall have the right to control the defense, compromise or settlement of any third party claim. action or suit involving the indemnifying party and the indemnified party shall cooperate and furnish such records, information and testimony as may reasonably be requested by the indemnifying party, the indemnified party shall be entitled to participate in, but no direct, the defense of any such claim, action or proceeding with counsel of its own choice. Nothing herein is intended to or shall relieve any party from liability for its own act, omission or negligence.

12.0     TERMS AND TERMINATION

         12.1 This Agreement shall continue in full force and effect for a-period of thirty six (36) months from the date of this Agreement unless earlier terminated as provided below in this section. An annual review shall be done by either party in order to consider any change that may affect the condition of the business between TEAM and APT. Prices however, are subject to change at any time if mutually agreed upon by TEAM and the Customer.

         12.2 Either party may terminate this Agreement in the event that the other party defaults in the performance of its obligations under this Agreement and the default has not been remedied to the reasonable satisfaction of the non defaulting party within ninety (90) days after receipt by the defaulting party of written notice of the default.

         12.3     Customer may terminate this Agreement after giving TEAM ninety
                  (90) days' written notice of its intention to do so if TEAM and Customer cannot agree on (a) mutually acceptable price increases as provided in section 4.4 or (b) any modification to Customer's process specifications proposed by either party.

         12.4 Customer may terminate this Agreement immediately as provided in Section 13.2. TEAM may terminate the Agreement immediately in the event the Customer fails or refuses to pay any outstanding billing of TEAM under this Agreement.

         12.5 Upon termination of this Agreement, at Customer's request, TEAM shall immediately deliver to Customer all electrically sorted dice, Production Materials provided by Customer, and Finished Products in its possession. And the Customer shall pay outstanding billing of TEAM consistent with the payment terms as described in Section 4.1 including all materials purchased by TEAM for the manufacture of the Customer's products.

         12.6 Upon termination or expiration of the term of this Agreement, the rights and obligations of the parties under this Agreement shall end, and neither party shall have claim for termination damages, against the other; provided, however; that the following provisions shall survive termination of this
                  Agreement: (a) Customer's payment obligations specified in
                  Section 4; (b) Team's obligations specified in Section 6 and 8; (c) any law, order, proclamation, regulation, ordinance, demand or requirement of any government or (d) any other acts whatsoever, whether similar or dissimilar to those enumerated above that are beyond the reasonable control of either party to this Agreement, the party so affected, upon giving prompt notice to the other party, shall be excused from the performance of the obligation or obligations so prevented, restricted or interfered with, provided the affected party uses its best efforts to rectify, avoid or remove such causes on nonperformance.

13.0     FORCE MAJEURE

         13.1 Subject to the limitation provided in 13.2 below, if the performance of this Agreement or any obligation provided herein is prevented, restricted or interfered with by reason of (a) fire, explosion, plant breakdown, failure of machinery, strike or labor dispute, whether creating significant property damage or failure of sources of supply of raw materials, supplies, power or water, (b) war, police actions, conflicts involving armed forces, revolutions, insurrections or civil commotion, (c) any law, order, proclamation, regulation, ordinance demand or requirement of any government or (d) any other acts whatsoever, whether similar or dissimilar to those enumerated above that are beyond the reasonable control of either party to this Agreement, the party so affected, upon giving prompt notice to the other party, shall be excused from the performance of the obligation or obligations so prevented, restricted or interfered with, provided the affected party uses its best efforts to rectify, avoid or remove such causes of nonperformance.

         13.2 If any condition described in 13.1 above shall prevent, restrict or interfere with TEAM's performance of any obligation hereunder for a period of sixty (60) or more days, Customer shall have the right immediately to terminate this Agreement without prior notice to TEAM and at no cost to Customer.

14.0     LIMITATIONS OF LIABILITY

         In no event shall customer have any liability to TEAM or any other person for consequential, incidental, indirect or special damages of any nature whatsoever (including without limitation, lost revenues, lost profits, delays or loss of use) arising out of or in any way related to Customer's performance or nonperformance of this Agreement. Customer's liability to TEAM upon expiration or termination of this Agreement for any reason, with or without causes, shall be limited to payment for Finished Products on order at the time of termination and materials purchased by TEAM for the manufacture of the Customer's products. These limits will apply to all claims, including without limitation contract, indemnify and tort.

15.0     GENERAL

         15.1 Interpretation and Governing Laws. This Agreement shall be interpreted in accordance with the plain English meaning of its terms except for the industry accepted abbreviations and shall be governed by the laws of California, USA, excluding choice of laws rules and excluding the United Nations Convention on the International Sale of Goods.

         15.2 Venue, Attorneys Fees. TEAM consents to personal jurisdiction over it by the state and federal courts of California in. connection with any dispute arising out of this Agreement. In any action to enforce or interpret this Agreement, the prevailing party shall be entitled to recover reasonable costs and attorneys fees at trial, on appeal, and on any petition for review.

         15.3 Notices. Any notice or report permitted or required by this Agreement shall be deemed given if delivered personally or sent by First Class Mail, postage prepaid, addressed to the other party at the address first written above or at such other address as designated by the party by written notice, or by confirmed telex or facsimile. If notice is given by mail and the date of the notice affects either party's rights under this Agreement, the effective date of the notice shall be seven (7) days after the date of mailing or the date the notice is received whichever is earlier.

         15.4 Entire Agreement: Modification. This Agreement contains the entire agreement and understanding between and among the parties with respect to the subject matter hereof. and unless otherwise provided in this Agreement, no modification or waiver of any of the provisions, or any future representation, promise, or addition, shall be binding upon the parties unless made in writing and signed by both parties.

         15.5 Waiver. The failure of either party to enforce at any time any provisions of this Agreement shall not be construed to be a waiver of such provision or of the right thereafter to enforce each and every provision of this Agreement. No waiver by either party to this Agreement, either express or implied, of any breach of any term, condition or obligation of this agreement shall be construed as a waiver of any subsequent breach of that term, condition of obligation or of any other term, condition or obligation or of any other term, condition or obligation of this Agreement.

         15.6 Assignment: Binding Effect. Neither party shall assign, transfer, or sell its rights under this Agreement or delegate its duties hereunder without the prior written consent of the other parties hereto. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their successors and permitted assigns.

         15.7 Severability. If any provision, term or other portion of this Agreement shall be held invalid, illegal or unenforceable by any court of competent jurisdiction, the remaining portion shall remain in force and effect.

         15.8 Heading. Headings used this agreement are for convenience only and shall not be construed as apart of or affect the construction or interpretation of any provision of this Agreement.

         15.9 Export Control. TEAM understands that Customer is subject to regulation by United States government agencies, which restrict export or diversion of Finished Products and Production Materials or information provided by Customer to TEAM hereunder. Regardless of any disclosure by Customer to TEAM of an ultimate destination of Finished Products or any information disclosed hereunder, TEAM warrants that it will not export in any manner, either directly or indirectly, any product or information without fist obtaining all necessary approvals from appropriate U.S. government agencies. TEAM acknowledges that the regulation of product export is in continuous modification. TEAM agrees to complete all documents and meet all requirements arising out of such modifications.

         15.10 Customer shall, at its expense, supply TEAM with jigs and fixtures (i.e.: graphite boats) to allow TEAM to perform its obligation under this agreement. If in case forecast goes up and additional jigs and fixtures are required, Customer shall, at its expense provide additional jigs and fixtures. This also covers new devices with new configuration. TEAM, however, is responsible for replacement of these jigs and fixtures in case of damage and normal wear and tear.

         15.11 Governing Language. This Agreement may be translated into a language other than English version of the Agreement control the rights and obligations of the parties regardless of subsequent translation and regardless of any reliance by any party upon such translation. All communications and notices to this Agreement shall be in English.

         In Witness whereof. the parties have caused the Agreement to be executed as of the date first set forth above.

TEAM PACIFIC CORPORATION               ADVANCED POWER TECHNOLOGY, INC.
By:      S/S                         By:     S/S



Ceferino F. Bautista                   Russell Creecraft
Senior Vice President - Sales          Vice President - Manufacturing Operations

                                   APPENDIX I

                             PROCESS SPECIFICATIONS

REVISION NO.      DOCUMENT NO.         DOCUMENT TITLE
15                TAFC-1064            TPC TO-247 ASSY. PROCESS FLOWCHART
11                TAFC-1066            TPC SOT-227 PROCESS FLOWCHART
7                 TAFC-1175            TPC TO-264 PROCESS FLOWCHART
4                 TAFC-1208            TPC TO-268 (D3PAK) PROCESS FLOWCHART
1                 TAFC-1211            TPC EXT TO-247 ASSEMBLY PROCESS
                                       FLOWCHART
F                 D3P ENGG             D3PAK PACKAGE OUTLINE DRAWING
3                 PD-247-5             TO-247 PACKAGE OUTLINE DRAWING
1                 PD-EXT-2473          EXT 247 PACKAGE OUTLINE DRAWING
                                       (MAX247, TO-247 HOLELESS)
1                 PD-0001-P            TO-264-PACKAGE OUTLINE DRAWING
                                       TEAM STANDARD
3                 TAFC-1213            TPC-APT Application Specific Power Module
                                       (ASPM) Assembly Process Flowchart

APPENDIX PRICE LIST
STANDARD TO247 & HOLELESS TO247

                  STD TO247 W/SINGLE DIE                                   KTMC                                    HYSOL
      TO-247 SINGEL DIE W/O CATHODE WIRE
                               AUTO TRIM
                                                         FIRST    EXCESS OF      EXCESS OF   HYSOL   FIRST    EXCESS OF   EXCESS OF
                                                                                             ADDER
                                                         [                   *           ]           [             *             ]
                                             BASE PRICE  [                   *           ]           [             *             ]

                    STD TO247 W/DUAL DIE                                   KTMC                                    HYSOL

                                                         FIRST    EXCESS OF      EXCESS OF   HYSOL   FIRST    EXCESS OF   EXCESS OF
                                                                                             ADDER
                                                         [                   *            ]          [             *             ]
                                             BASE PRICE  [                   *            ]  [  *  ] [             *             ]

  STD TO247 W/SINGLE DIE W/O CENTER LEAD                                   KTMC                                    HYSOL
                        (W/CATHODE WIRE)
                                                         FIRST    EXCESS OF      EXCESS OF   HYSOL   FIRST    EXCESS OF   EXCESS OF
                                                                                             ADDER
                                                         [                   *            ]          [             *             ]
                                             BASE PRICE  [                   *            ]  [  *  ] [             *             ]

                    STD TO247 RF-104/114                                   KTMC                                    HYSOL
                 APT SUPPLIES SUBSTRATES
                                                         FIRST    EXCESS OF      EXCESS OF   HYSOL   FIRST    EXCESS OF   EXCESS OF
                                                                                             ADDER
                                                         [                   *            ]          [             *             ]
                                             BASE PRICE  [                   *            ]  [  *  ] [             *             ]

                     STD TO247 RF105/125                                   KTMC                                    HYSOL
                 APT SUPPLIES SUBSTRATES
                                                         FIRST    EXCESS OF      EXCESS OF   HYSOL   FIRST    EXCESS OF   EXCESS OF
                                                                                             ADDER
                                                         [                   *            ]          [             *             ]
                                             BASE PRICE  [                   *            ]  [  *  ] [             *             ]

                          HOLELESS TO247                                   KTMC                                    HYSOL
                                                         ANY                                 HYSOL   ANY
                                                         VOLUME              *               ADDER   VOLUME
                                             BASE PRICE  [                   *            ]  [  * ]  [             *             ]
COST ADDER FOR MANUAL UIS                            [        *        ]
COST ADDER FOR SOLDER PLATE                          [        *        ]
COST ADDER FOR MANUAL FINAL TEST                     [        *        ]
COST DEDUCTION TO REPLACE O/S W/UIS                  [        *        ]
OR DVSD
COST DEDUCTION FOR DICE RCVD SAWN                    [        *        ]        (1 DIE)
COST DEDUCTION FOR DICE RCVD SAWN                    [        *        ]        (2 DIE)
                  QUICK TURN ADDER [ * ] SINGLE DIE [ * ] PCS MAX
                                   [ * ] ALL OTHER  [ * ] PCS MAX

ADDITIONAL PROVISIONS
- ALL T0247 BASE PRICES INCLUDE O/S TEST, MARK, SOLDER DIP, SHIPPING TUBES, & BOXES
-        TEAM SUPPLIES ALL MATERIALS EXCEPT DIE UNLESS OTHERWISE STATED HEREIN
- IN DETERMINING WHICH DEVICE TYPE WILL FALL UNDER THE "IN EXCESS OF [*] UNITS PER MINTH" CATEGORY, THE INCREMENTAL VOLUME SHALL BE APPORTIONED TO EASH DEVICE TYPE'S PROPORTIONATE OF THE TOTAL ACTUAL VOLUME FOR THE RECKONING PERIOD.

[ * ] = CONFIDENTIAL TREATMENT REQUESTED

SOT227
                             SINGLE DIE                                                                                      HYSOL
        USING THERMIC EDGE AND CERAMTEC                              FIRST    EXCESS OF         HYSOL           FIRST    EXCESS OF
                              SUBSTRATE                                                         ADDER
                                                                     [        *        ]                        [        *        ]
                                                         BASE PRICE  [        *        ]        [   *    ]      [        *        ]
                                            SUBSTRATE COST INCREASE  [        *        ]                        [        *        ]
                                           SUBSTRATE COST REDUCTION  [        *        ]                        [        *        ]
                                                              TOTAL

                                 DUAL DIE                                      KTMC                                          HYSOL
                                                                     FIRST    EXCESS OF         HYSOL           FIRST    EXCESS OF
                                                                                                ADDER
                                                                     [        *        ]                        [        *        ]
                                                         BASE PRICE  [        *        ]        [   *    ]      [        *        ]
                                            SUBSTRATE COST INCREASE  [        *        ]                        [        *        ]
                                                              TOTAL  [        *        ]                        [        *        ]

                           1/2H.P/AP/FRED                                                                                    HYSOL
                                                                     FIRST    EXCESS OF         HYSOL           FIRST    EXCESS OF
                                                                                                ADDER
                                                                     [        *        ]                        [        *        ]
                                                         BASE PRICE  [        *        ]        [   *    ]      [        *        ]
                                            SUBSTRATE COST INCREASE  [        *        ]                        [        *        ]
                                                              TOTAL  [        *        ]                        [        *        ]

                           1/2H.P/AP/FRED                                                                                    HYSOL
  15 MILS ALUMINA W/8 MILS DBC BOTH SIDES                            FIRST    EXCESS OF         HYSOL           FIRST    EXCESS OF
                                FROM IXYS                                                       ADDER
                                                                     [        *        ]                        [        *        ]
                                                         BASE PRICE  [        *        ]        [   *    ]      [        *        ]
                                            SUBSTRATE COST INCREASE  [        *        ]                        [        *        ]
                                                              TOTAL  [        *        ]                        [        *        ]

                                    PFC                                                                                      HYSOL
                                                                     FIRST    EXCESS OF         HYSOL           FIRST    EXCESS OF
                                                                                                ADDER
                                                                     [        *        ]                        [        *        ]
                                                         BASE PRICE  [        *        ]        [   *    ]      [        *        ]
                                            SUBSTRATE COST INCREASE  [        *        ]                        [        *        ]
                                                              TOTAL  [        *        ]                        [        *        ]


[ * ] = CONFIDENTIAL TREATMENT REQUESTED

SOT-227 CO

                  COST ADDER FOR MANUAL UIS           [*]
                  COST ADDER FOR SOLDER PLATE         [*]
                  ADDER FOR MANUAL FINAL TEST         [*]
                  DUAL DIODE                          [*]
                  COST REDUCTION TO REPLACE O/S W/UIS [*]
                  OR DVSD                             [*]
                  ADDER DVSD FT,Q + & NO UIS          [*]
                  ADDER FOR UIS. DVSD. FT.Q+          [*]
                  COST REDUCTION FOR DICE RCVD SAWN   [*]     (AP)
                                                      [*]     (DUAL)
                                                      [*]     (P)
                                                      [*]     (SINGLE)
                                     QUICK TURN ADDER [*] SINGLE DIE [*] PCS MAX
                                                      [*] ALL OTHER,[*] PCS MAX



  ADDITIONAL PROVISIONS
  -ALL SOT227 BASE PRICES INCLUDE O/S & ISOLATION TEST MOUNTING HARDWARE (SCREWS/NUTS/WASHERS), SHIPPING TUBES, & BOXES
  -ALL SOT227 ASSEMBLY ASSUMES THE USE OF ALN SUBSTRATES (MIN. CONDUCTIVITY IS 170 W/C)
  -VOLUME PRICE BREAKS DETERMINED BY TOTAL SOT227 VOLUME INCLUDING ALL CONFIGURATIONS
  -VOLUME PRICE BREAKS BASED ON MONTHLY LOAD/RECEIPTS FROM CUSTOMER
  -TEAM SUPPLIES ALL MATERIALS EXCEPT DICE UNLESS OTHERWISE STATED HEREIN


[ * ] CONFIDENTIAL TREATMENT REQUESTED

                             RF (32W)                                                                                  HYSOL
           APT SUPPLIES CTR SUBSTRATE                              FIRST    EXCESS OF         HYSOL        FIRST
                                                                                              ADDER
                                                                   [        *        ]
                                                       BASE PRICE  [        *        ]        [  *  ]      [   *    ]

                        INDUCTOR COIL                                                                                  HYSOL
   APT SUPPLIES LEADFRAME & SUBSTRATE                              FIRST    EXCESS OF         HYSOL        FIRST
                                                                                              ADDER
                                                                   [        *        ]
                                                       BASE PRICE  [        *        ]        [  *  ]      [   *    ]
TO264
          SINGLE DIE                                     KTMC                                                    HYSOL
                                            FIRST [*]         EXCESS OF [*]       HYSOL ADDER          FIRST [*]          EXCESS OF
                                                                                                                             [*]
                             BASE PRICE        [*]                [*]                 [*]                [*]                 [*]

        DUAL DIE (8W)                                    KTMC                                                    HYSOL
                                            FIRST [*]         EXCESS OF [*]       HYSOL ADDER          FIRST [*]          EXCESS OF
                                                                                                                             [*]
                             BASE PRICE        [*]                [*]                 [*]                [*]                 [*]

        DUAL DIE (12W)                                   KTMC                                                    HYSOL
                                            FIRST [*]         EXCESS OF [*]       HYSOL ADDER          FIRST [*]          EXCESS OF
                                                                                                                             [*]
                             BASE PRICE        [*]                [*]                 [*]                [*]                 [*]

            3 DIE                                        KTMC                                                    HYSOL
                                            FIRST [*]         EXCESS OF [*]       HYSOL ADDER          FIRST [*]          EXCESS OF
                                                                                                                             [*]
                             BASE PRICE        [*]                [*]                 [*]                [*]                 [*]

          COST ADDER FOR MANUAL UIS      [*]
         COST ADDER FOR THERMAPHASE      [*]
  COST REDUCTION FOR DICE RCVD SAWN      [*]      (SINGLE0
                                         [*]      (DUAL)

                  QUICK TURN ADDER [*] SINGLE DIE, [*] PCS MAX

ADDITIONAL PROVISIONS
o ALL TO264 BASE PRICES INCLUDE O/S TEST, MARK, SOLDER DIP, FINAL TEST, SHIPPING TUBES, & BOXES o TEAM SUPPLIES ALL MATERIALS EXCEPT DIE UNLESS OTHERWISE STATED HEREIN o IN DETERMINING WHICH DEVICE TYPE WILL FALL UNDER THE "IN EXCESS OF 200K UNITS PER MONTH" CATEGORY, THE INCREMENTAL VOLUME SHALL BE APPORTIONED TO EACH DEVICE THPE'S PROPORTIONATE OF THE TOTAL ACTUAL VOLUME FOR THE RECKONING PERIOD.

      D3PAK
          SINGLE DIE                                      KTMC                                                      HYSOL
                                          ANY VOLUME                              HYSOL ADDER     ANY VOLUME
                             BASE PRICE   [*]                                         [*]         [*]

           DUAL DIE                                       KTMC                                                      HYSOL
                                          ANY VOLUME                              HYSOL ADDER     ANY VOLUME
                             BASE PRICE   [*]                                         [*]         [*]

            RF D3                                         KTMC                                                      HYSOL
                                          ANY VOLUME                              HYSOL ADDER     ANY VOLUME
                             BASE PRICE   [*]                                         [*]         [*]
         COST ADDER FOR MANUAL UIS          [*]
         COST ADDER FOR FINAL TEST          [*]
 COST REDUCTION FOR DICE RCVD SAWN          [*]
                  QUICK TURN ADDER  [*] SINGLE DIE, [*] PCS MAX

ADDITIONAL PROVISIONS
ALL D3PAK BASE PRICES INCLUDE O/S TEST, MARK, SOLDER PLATE, SHIPPING TUBES & BOXES TEAM SUPPLIES ALL MATERIALS EXCEPT DIE UNLESS OTHERWISE STATED HEREIN

TO3
                  SINGLE DIE
         APT SUPPLIES HEADERS AND CANS                                          ANY
                                                                                VOLUME
                                                     BASE PRICE                 [*]

                                                         QUICK TURN ADDER 25% SINGLE DIE, 1000 PCS MAX

ADDITIONAL PROVISIONS
*ALL TO 3 BASE PRICES INCLUDE O/S TEST, MARK, SOLDER DIP, SHIPPING TUBES & BOXES

DIE PREP

         APT SUPPLIES WAFFLE PACK
                                                                                FIRST            EXCESS OF
                                                                                [*]              [*]
                                                     BASE PRICE                 [*]              [*]

         TEAM SUPPLIES WAFFLE PACK
                                                                                FIRST            EXCESS OF
                                                                                [*]              [*]
                                                     BASE PRICE                 [*]              [*]


[ * ] = CONFIDENTIAL TREATMENT REQUESTED

ASPM

DEVICE                                                   Base Price
D2U2                                                         [*]
DRIVER                                                       [*]
FO2(SP2)                                                     [*]
FO2(SP2-INFINEON                                             [*]
FO2(SP2-WITH COPPER ATTACH)                                  [*]
FOH REWORK 1 DIE                                             [*]
FOH REWORK 2 DIE                                             [*]
FOH5010 (SP3)                                                [*]
FOH5010 (SP3) INFINEON                                       [*]
FOH5010 WITH COPPER ATTACH                                   [*]
REHM                                                         [*]
STRAND                                                       [*]
THERMAL DYNAMICS                                             [*]
STEALTH ARRAY                                                [*]
D4R60FD60                                                    [*]
SATCONWITH COPPER ATTACH                                     [*]
SATCON WITHOUT COPPER ATTACH                                 [*]


[ * ] =  CONFIDENTIAL TREATMENT REQUESTION

                                  APPENDIX III

                             TEAM INTERNAL MONITORS

                                PERFORMED MONTHLY

                        SOT-227       TO-247         D3PAK         TO-264       ASPM
TEMPARATURE CYCLE       8 PCS.        22 PCS.        8 PCS.        8 PCS        3 PCS
PRESSURE POT            8 PCS.        22 PCS.        8 PCS.        8 PCS        3 PCS
85/85                   8 PCS.        22 PCS.        8 PCS.        8 PCS        3 PCS
CORRELATION             24 PCS.       66 PCS.        24 PCS.       24 PCS.      3 PCS.

                                   APPENDIX IV

                           LIST OF CONSIGNED EQUIPMENT

----------------------------------------------------------------------------------------------------------------------
   EQUIPMENT CONSIGNED                    MANUFACTURER              QUANTITY                   REMARKS
----------------------------------------------------------------------------------------------------------------------
1.       ISOLATION TESTER             KIKUSU/TOSH651              1 SET               SERIAL # 28101279
----------------------------------------------------------------------------------------------------------------------
2.       UIS TESTER                   ITC/ITC5510                 2 UNITS             SERIAL # 9011
                                                                                      SERIAL # 9103
----------------------------------------------------------------------------------------------------------------------
3.       MICROPROBER                  MICROMANIPULATOR            I UNIT              SERIAL # 83010
                                      MODEL 6000
----------------------------------------------------------------------------------------------------------------------
4.       TO-247 120 CAVITIES MOLD     MOSPEC                      I SET               SERIAL # NOT AVAILABLE
         TOOL / LOADING FRAME
----------------------------------------------------------------------------------------------------------------------
5.       D3 MOLD TOOL / LOADING       Micro Precision Tooling     1 UNIT              PURCHASED JOINTLY W/ MOTOROLA
         FRAME, 120 CAVITIES
----------------------------------------------------------------------------------------------------------------------
6.       SOT-227 2 CHASES             Samtech/Sungwoo             1 - CHASE           DECOMMISSIONED
----------------------------------------------------------------------------------------------------------------------
7.       D3PAK TEST HANDLER           EXATRON                     1 SET               SERIAL # 5000H9801085
----------------------------------------------------------------------------------------------------------------------
8.       TESEC 8101T                  TESEC                       1 UNIT              SERIAL # 41840-0373
----------------------------------------------------------------------------------------------------------------------
9.       M20 WIREBONDER               ORTHODYNE                   2 UNITS             SERIAL # 101301
                                                                                      SERIAL # 8911002
----------------------------------------------------------------------------------------------------------------------
10.      TESEC HI-CURRANT UNIT        TESEC                       2 UNITS             SERIAL # 41950-0047
         8213-CU                                                                      SERIAL # 41950-0095
----------------------------------------------------------------------------------------------------------------------
11.      HIGH VOLTAGE MODEL 7818-HV   TESEC                       1 UNIT              SERIAL # 41640-0068
----------------------------------------------------------------------------------------------------------------------
12.      MANUAL TEST MODULE 80005-MB  TESEC                       1 UNIT              SERIAL # 41740-0130
----------------------------------------------------------------------------------------------------------------------
13.      DELTA TESTER     8114-KT     TESEC                       1 UNIT              SERIAL # 41890-0338
----------------------------------------------------------------------------------------------------------------------
14.      DELTA TESTER     8115-PU     TESEC                       1 UNIT              SERIAL # 41900-0338
----------------------------------------------------------------------------------------------------------------------
15.      CURVE TRACER 577 TECHRONIX   TUCKER                      1 UNIT              SERIAL # 810490
----------------------------------------------------------------------------------------------------------------------
16.      DEGREASER                    SONIO                       1 UNIT              SERIAL # ---------1298
----------------------------------------------------------------------------------------------------------------------
17.      GRANITE STONE                MESCO                       1 UNIT              SERIAL # RAHNTLR23800ly
----------------------------------------------------------------------------------------------------------------------
18.      ARBOR PRESS                                              1 UNIT
----------------------------------------------------------------------------------------------------------------------
19.      DIGIMATIC MINIPROCESSOR /    MITUTOYO                    1 UNIT              SERIAL # 7676256
         CALIPER
----------------------------------------------------------------------------------------------------------------------
20.      WEIGHING SCALE               FUJI                        1 UNIT              SERIAL # MHY00308
----------------------------------------------------------------------------------------------------------------------
21.      UIS TESTER INDUCTOR LOAD     ITC/ITC5514                 2 UNITS             SERIAL # 9104
                                                                                      SERIAL # 8836
----------------------------------------------------------------------------------------------------------------------

                                   APPENDIX V

                      LIST OF CONSIGNED MATERIALS FOR ASPM


Stock Number                                  Description
CIAN 46-3%                                    Chip Resistor 68K ohms 3%
CIAN46 5%                                     Chip Resistor
CIAN 46-10%                                   Chip Resistor
D88                                           Epoxy Haradener - Part B
E520                                          Resin Urethane U4745
MK0422A                                       Preform
MK0527A                                       Preform
Mk0659A                                       Preform
MK0685A                                       Power Terminal
MK0740A                                       Signal Terminal
MK0741A                                       Signal Terminal
MK0751A                                       Power Connector SP3
MK0752A                                       Power Connector SP2
MP0076A                                       Plastic Frame
MP0082C                                       Plastic Wall
MP0093C                                       Plastic Frame
MS0271B                                       Base Plate
MS2019B                                       DBC Substrate
MS2019C                                       DBC Substrate
MS2039B                                       Substrate DBC FOZU
TSE322                                        Sil Gel Rubber ADH Sealant
TSE25                                         Sil Rubber